                                  EXHIBIT 9(f)
                 Revised Schedule A to Transfer Agency Agreement

                                                         Dated: February 5, 1999

                                   SCHEDULE A
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
                           THE BB&T MUTUAL FUNDS GROUP
                                       AND
                         BISYS FUND SERVICES OHIO, INC.
                   (formerly The Winsbury Service Corporation)

   FUND PORTFOLIOS

U.S. Treasury Money Market Fund
Short Intermediate U.S. Government Income Fund
Intermediate U.S. Government Bond Fund
Growth and Income Stock Fund
North Carolina Intermediate Tax-Free Fund
Balanced Fund
Small Company Growth Fund
International Equity Fund
Capital Manager Conservative Growth Fund
Capital Manager Moderate Growth Fund
Capital Manager Growth Fund
Prime Money Market Fund
Large Company Growth Fund
South Carolina Intermediate Tax-Free Fund
Virginia Intermediate Tax-Free Fund
Equity Index Fund
Intermediate Corporate Bond Fund
Tax-Free Money Market Fund

                              BB&T MUTUAL FUNDS GROUP

                              By:   /s/
                                  ---------------------------------------

                              Title:
                                     ------------------------------------

                              BISYS FUND SERVICES OHIO, INC.
                              (formerly The Winsbury Service Corporation)

                              By:   /s/
                                  ---------------------------------------

                              Title:
                                     ------------------------------------

                                                         Dated: February 5, 1999


                                   Schedule A
                                     to the
              Transfer Agency Agreement for Qualified Plan Accounts


Fund Portfolios

U.S. Treasury Money Market Fund
Short-Intermediate U.S. Government Income Fund
Intermediate U.S. Government Bond Fund
Growth and Income Stock Fund
North Carolina Intermediate Tax-Free Fund
Balanced Fund
Small Company Growth Fund
International Equity Fund
Capital Manager Conservative Growth Fund
Capital Manager Moderate Growth Fund
Capital Manager Growth Fund
Prime Money Market Fund
Large Company Growth Fund
South Carolina Intermediate Tax-Free Fund
Virginia Intermediate Tax-Free Fund
Equity Index Fund
Intermediate Corporate Bond Fund
Tax-Free Money Market Fund